Residential REIT ETF

Schedule of Investments

as of April 30, 2024 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 94.2%	Shares	Value
American Homes 4 Rent - Class A	2,485	$88,963
Apartment Income REIT Corp.	2,572	98,713
Apartment Investment and Management Co. - Class A(a)	11,191	89,528
AvalonBay Communities, Inc.	479	90,804
BRT Apartments Corp.	4,715	84,587
Camden Property Trust	900	89,712
CareTrust REIT, Inc.	3,969	98,113
Centerspace	1,529	102,826
Elme Communities	6,071	92,036
Equity LifeStyle Properties, Inc.	1,257	75,785
Equity Residential	1,445	93,058
Essex Property Trust, Inc.	359	88,404
Extra Space Storage, Inc.	559	75,063
Independence Realty Trust, Inc.	5,780	91,151
Invitation Homes, Inc.	2,602	88,988
Mid-America Apartment Communities, Inc.	663	86,190
NexPoint Residential Trust, Inc.	2,574	88,134
Public Storage	295	76,537
Sun Communities, Inc.	670	74,584
UDR, Inc.	2,327	88,612
UMH Properties, Inc.	5,800	92,336
Veris Residential, Inc.	5,644	81,330
Welltower, Inc.	992	94,518
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,132,198)		2,029,972

COMMON STOCKS - 5.1%
Real Estate - 5.1%
Tricon Residential, Inc.	9,798	110,032
TOTAL COMMON STOCKS (Cost $95,250)		110,032

SHORT-TERM INVESTMENTS - 0.7%
Money Market Funds - 0.7%
First American Government Obligations Fund - Class X, 5.23%(b)	14,721	14,721
TOTAL SHORT-TERM INVESTMENTS (Cost $14,721)		14,721

TOTAL INVESTMENTS - 100.0% (Cost $2,242,169)		$2,154,725
Liabilities in Excess of Other Assets - 0.0%(c)		(936)
TOTAL NET ASSETS - 100.0%		$2,153,789

REIT – Real Estate Investment Trust

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the annualized 7-day effective yield as of April 30, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Exposure at April 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

● Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

● Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024:

Residential REIT ETF

	Level 1	Level 2	Level 3	Total
Assets:
Real Estate Investment Trusts	$2,029,972	$—	$—	$2,029,972
Common Stocks(a)	110,032	—	—	110,032
Money Market Funds	14,721	—	—	14,721
Total Assets	$2,154,725	$—	$—	$2,154,725

(a)   Refer to the Schedule of Investments for industry classifications.